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EXHIBIT 10.23

                PETROLEUM EXPLORATION PERMIT 38723
                     CROWN MINERALS ACT 1991

Pursuant to section 25 of the Crown Minerals Act 1991 and acting under delegated authority from the Minister of Energy of 7
October 1991, I, Paul Stephen Carpinter, Secretary of Commerce

Do Hereby Grant
          Indo-Pacific Energy (NZ) Limited        40.00 percent
          Trans-Orient Petroleum (NZ) Limited     40.00 percent
          Trans New Zealand Oil Co. (NZ) Limited  20.00 percent

the exclusive right to explore for petroleum in the area described in the First Schedule and more particularly delineated on the plan attached hereto.

This exploration permit is issued for a term of five years from the date stated below. The permit is granted subject to the Crown Minerals Act 1991 and any regulations made thereunder, and to the terms and conditions specified in the Second and Third Schedules hereto.

Dated at Wellington this 30th day of October 1997.

(signed) P.S. Carpinter
Paul Stephen Carpinter Secretary of Commerce
30/10/97